UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: April 13, 2022
(Date of earliest event reported)

EARTHSTONE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1400 Woodloch Forest Drive, Suite 300
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
(281) 298-4246
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ESTE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On April 14, 2022, Earthstone Energy, Inc. (“Earthstone” or the “Company”), Earthstone Energy Holdings, LLC, a subsidiary of the Company (“EEH” or the “Buyer”), and Bighorn Asset Company, LLC (“Bighorn”) as seller, consummated the transactions contemplated in the Purchase and Sale Agreement dated January 30, 2022, by and among Earthstone, EEH and Bighorn (the “Purchase Agreement”) that was previously reported on Form 8-K filed on February 2, 2022 with the Securities and Exchange Commission (“SEC”). At the closing of the Purchase Agreement, among other things, EEH acquired (the “Bighorn Acquisition”) interests in oil and gas leases and related property of Bighorn located in the Midland Basin, Texas, for a purchase price (the “Purchase Price”) of approximately $638.9 million in cash, net of preliminary and customary purchase price adjustments and remains subject to final post-closing settlement between EEH and Bighorn, and 5,650,977 shares (the “Shares” and such issuance, the “Stock Issuance”) of Class A common stock, par value $0.001 per share, of Earthstone (the “Class A Common Stock”). At the closing of the Bighorn Acquisition, 510,638 of the Shares (the “Escrow Shares”) were deposited in a stock escrow account for Bighorn’s indemnity obligations and 5,140,339 of the Shares (the “Closing Shares”) were issued to Bighorn Permian Resources, LLC (“Bighorn Permian”).

Also, on April 14, 2022, Earthstone, EnCap Energy Capital Fund XI, L.P. (“EnCap Fund XI”), an affiliate of EnCap Investments L.P. (“EnCap”), and Cypress Investments, LLC (“Cypress” and collectively with EnCap Fund XI, the “Investors”), a fund managed by Post Oak Energy Capital, L.P. (“Post Oak”), consummated the sale and issuance of 280,000 shares of newly authorized Series A convertible preferred stock, par value $0.001 per share, of Earthstone (the “Preferred Stock”), pursuant to that certain Securities Purchase Agreement dated as of January 30, 2022, by and among Earthstone and the Investors (the “SPA”) that was previously reported on Form 8-K filed on February 2, 2022 with the SEC. At the closing of the SPA, Earthstone issued 280,000 shares (the “PIPE Shares”) of Preferred Stock in exchange for gross cash proceeds of $280 million.

Item 1.01 Entry into a Material Definitive Agreement.

Bighorn Registration Rights Agreement

On April 14, 2022, in connection with the closing of the Purchase Agreement, Earthstone and Bighorn Permian entered into a registration rights agreement (the “Bighorn Registration Rights Agreement”) relating to the Shares. The Bighorn Registration Rights Agreement provides that, within 75 days after the closing date of the Bighorn Acquisition, Earthstone will prepare and file a registration statement to permit the public resale of the Shares. Earthstone shall cause the registration statement to be continuously effective from and after the date it is first declared or becomes effective until the earlier of (i) all Shares have been disposed of in the manner set forth in the registration statement or under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), until the distribution of the Shares does not require registration under the Securities Act, or until there are no longer any such registrable shares of Class A Common Stock issued in connection with the Bighorn Acquisition outstanding or (ii) three years after the closing of the Bighorn Acquisition, subject to certain permitted extensions.

The foregoing description of the Bighorn Registration Rights Agreement is qualified in its entirety by the terms of the Bighorn Registration Rights Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Lock-Up Agreement

In connection with the closing of the Purchase Agreement, Earthstone entered into a customary lock-up agreement (the “Lock-up Agreement”) on April 14, 2022 with Bighorn Permian providing that such holder will not transfer 5,140,339 of the Closing Shares (the “Lock-up Shares”) for 60 days after the closing of the Bighorn Acquisition. Sixty days after the closing of Bighorn Acquisition, 25% of the Lock-up Shares may be transferred; ninety days after the closing of the Bighorn Acquisition, an additional 25% of the Lock-up Shares may be transferred; and one hundred twenty days after the closing of the Bighorn Acquisition, the remaining 50% of the Lock-up Shares may be transferred.

The foregoing description of the Lock-up Agreement is qualified in its entirety by the terms of the Lock-up Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference.

Voting Agreement

In connection with the closing of the SPA, on April 14, 2022, Earthstone, Cypress, EnCap, Warburg Pincus Private Equity (E&P) XI-A, L.P., Warburg Pincus XI (E&P) Partners-A, L.P., WP IRH Holdings, L.P., Warburg Pincus XI (E&P) Partners-B IRH, LLC, Warburg Pincus Energy (E&P)-A, L.P., Warburg Pincus Energy (E&P) Partners-A, L.P., Warburg Pincus Energy (E&P) Partners-B IRH, LLC, WP Energy Partners IRH Holdings, L.P., WP Energy IRH Holdings, L.P., WP Energy Chisholm

Holdings, L.P., WP Energy Partners Chisholm Holdings, L.P., Warburg Pincus Energy (E&P) Partners-B Chisholm, LLC, Warburg Pincus Private Equity (E&P) XII (A), L.P., WP XII Chisholm Holdings, L.P., Warburg Pincus XII (E&P) Partners-2 Chisholm, LLC, Warburg Pincus Private Equity (E&P) XII-D (A), L.P., Warburg Pincus Private Equity (E&P) XII-E (A), L.P., Warburg Pincus XII (E&P) Partners-1, L.P., and WP XII (E&P) Partners (A), L.P. entered into a voting agreement (the “Voting Agreement”) containing provisions by which Cypress will have the right to appoint one director to the Board of Directors (the “Board”) of Earthstone. Cypress’ right to appoint one director will terminate upon the later to occur of (i) Cypress and its affiliates, in the aggregate, no longer own: at least 5.5% of the outstanding Class A Common Stock and Class B common stock, par value $0.001 per share, of Earthstone (“Class B Common Stock” and collectively with the Class A Common Stock, the “Common Stock”), on a combined basis; and (ii) the one year anniversary of the Voting Agreement.

The foregoing description of the Voting Agreement is qualified in its entirety by the terms of the Voting Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.5 and is incorporated herein by reference.

Second Amended and Restated Limited Liability Company Agreement

In connection with the closing of the SPA, on April 14, 2022, EEH amended and restated the First Amended and Restated Limited Liability Company Agreement pursuant to the Second Amended and Restated Limited Liability Company Agreement (the “Second LLC Agreement”) in order to provide for preferred units and update certain tax provisions.

The foregoing description of the Second LLC Agreement is qualified in its entirety by the terms of the Second LLC Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.6 and is incorporated herein by reference.

PIPE Registration Rights Agreement

On April 14, 2022, in connection with the closing of the SPA, Earthstone and the Investors entered into a registration rights agreement (the “PIPE Registration Rights Agreement”) relating to the shares (the “PIPE Class A Shares”) of Class A Common Stock underlying the PIPE Shares. The PIPE Registration Rights Agreement provides that, within 75 days after the closing date of the SPA, Earthstone will prepare and file a registration statement to permit the public resale of the PIPE Class A Shares. Earthstone shall cause the registration statement to be continuously effective from and after the date it is first declared or becomes effective until the earlier of (i) all such shares of Class A Common Stock have been disposed of in the manner set forth in the registration statement or under Rule 144 of the Securities Act, until the distribution of the Class A Common Stock does not require registration under the Securities Act, or until there are no longer any such registrable shares of Class A Common Stock issued upon conversion of the PIPE Shares outstanding or (ii) three years after the closing of the SPA, subject to certain permitted extensions.

The foregoing description of the PIPE Registration Rights Agreement is qualified in its entirety by the terms of the PIPE Registration Rights Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

Indemnification Agreement

In connection with the appointment of Frost W. Cochran to the Board discussed below in Item 5.02, on April 14, 2022, Earthstone entered into Earthstone’s standard indemnification agreement with Mr. Cochran (the “Indemnification Agreement”) pursuant to which Earthstone agreed to indemnify Mr. Cochran in connection with claims brought against him in his capacity as a director of Earthstone. The Indemnification Agreement also provides, among other things, certain expense advancement rights in legal proceedings so long as Mr. Cochran undertakes to repay the advancement if it is later determined that he is not entitled to be indemnified.

The foregoing description of the Indemnification Agreement is qualified in its entirety by the terms of the Form of Indemnification Agreement included with this Current Report on Form 8-K as Exhibit 10.7 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 14, 2022, pursuant to the closing of the Purchase Agreement, among other things, EEH completed the Bighorn Acquisition for cash consideration of approximately $638.9 million, net of preliminary and customary purchase price adjustments and remains subject to final post-closing settlement between EEH and Bighorn, and 5,650,977 shares of Class A Common Stock, as described above.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

If the outstanding Preferred Stock has not been converted into Class A Common Stock on or before October 1, 2022, then the Preferred Stock will accrue dividends from April 14, 2022, the date of initial issuance, at a rate of 8% per annum until such time as it has converted. In addition, Earthstone will be required to redeem all of the outstanding Preferred Stock if the Preferred Stock has not converted into Class A Common Stock on or before November 22, 2025. The price per share for redemption would be the initial liquidation preference amount of $1,000.00 per share of Preferred Stock plus any accrued but unpaid dividends thereon.

Item 3.02 Unregistered Sales of Equity Securities.

The description of the Bighorn Acquisition and the Shares in Item 2.01 above is incorporated in this Item 3.02 by reference.

On April 14, 2022, Earthstone issued and sold 280,000 shares of Preferred Stock (the “Private Placement”) pursuant to the SPA for gross proceeds of $280.0 million, at a price of $1,000.00 per share of Preferred Stock (or $11.10 per share of Class A Common Stock on an as-converted basis). Each share of Preferred Stock will be convertible into 90.0900900900901 shares of Class A Common Stock. Additional information regarding the Private Placement of the Preferred Stock can be found in the Current Report on Form 8-K filed by Earthstone with the SEC on February 2, 2022.

The shares of Class A Common Stock issued pursuant to the Purchase Agreement and the shares of Preferred Stock issued pursuant to the SPA were issued in reliance on an exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) and/or other exemptions thereunder, as promulgated by the SEC under the Securities Act. Earthstone relied upon representations, warranties, certifications and agreements of Bighorn, Bighorn Permian and the Investors (as applicable) in support of the satisfaction of the conditions contained in Section 4(a)(2) of the Securities Act or Regulation D under the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Appointment of Class II Director

On April 14, 2022, in connection with the closing of the SPA, Earthstone entered into the Voting Agreement, whereby Cypress has the right to nominate one director to the Board. Cypress nominated Mr. Frost W. Cochran to the Board. The Board increased the size of the Board to eleven members and appointed Mr. Cochran as a Class II director to hold office until Earthstone’s annual meeting of stockholders in 2023 and the election of his successor.

Frost W. Cochran, age 57, has been a Managing Director and Founding Partner of Post Oak since 2006. Post Oak is a Houston based investor in oil and gas operating companies, minerals, related midstream infrastructure and services. Prior to founding Post Oak, Mr. Cochran served as the President of the holding company of Belden & Blake which held operating interests in oil and gas properties and related infrastructure in the Appalachian basin. In 2002, he co-founded and served as President of Signal Hill Power, a merchant power owner operator in the Texas ERCOT market. Mr. Cochran served as a Managing Director of Torch Energy from 1998 until March 2002, Managing Director and Partner at Energy Asset Management LLC from 1996 through 1998, Vice President of Enron Development Corporation from 1993 until 1996, as Project Finance Manager at Destec Energy Inc., a subsidiary of The Dow Chemical Company, from 1991 until 1993 and with Kemper Securities Group from 1989 until 1991. Mr. Cochran serves on the boards of several Post Oak portfolio companies in the upstream, midstream and services sectors of the energy industry and is a member of Post Oak’s investment committee. Mr. Cochran is a member of the Independent Petroleum Association of America and the Texas Independent Producers and Royalty Owners. Mr. Cochran received a M.B.A. from the University of Texas at Austin and a B.B.A. from the University of Mississippi.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 13, 2022, Earthstone filed with the Secretary of State of the State of Delaware a Certificate of Designation, Preferences, Rights and Limitations of the Series A Convertible Preferred Stock (the “Certificate of Designations”), which created the Preferred Stock issued by Earthstone at the closing of the SPA on April 14, 2022.

Each share of Preferred Stock will be convertible into a number of shares of Class A Common Stock determined by dividing the liquidation preference of the Preferred Stock, which is equal to the liquidation price plus the amount of any accrued and unpaid dividends through the date of conversion, by the conversion price. No dividend will be paid on the Preferred Stock if it converts into Class A Common Stock on or before October 1, 2022. Accordingly, until such date each share of Preferred Stock will automatically convert into 90.0900900900901 shares of Class A Common Stock at an initial conversion price of $11.10 per share of Class A Common Stock. The Preferred Stock will convert automatically on the 20th calendar day after Earthstone mails a definitive information statement to holders of its Common Stock notifying them that holders of a majority of the outstanding Common Stock have consented to the conversion feature of the Preferred Stock and the issuance of Class A Common Stock upon conversion of the Preferred Stock. As of January 30, 2022, Earthstone had received written consent for the conversion feature of the Preferred Stock and the issuance of the Class A Common Stock issuable upon conversion of the Preferred Stock from stockholders representing more than 50% of Earthstone’s outstanding Common Stock. The initial conversion price is subject to adjustment in certain circumstances, including stock splits, stock dividends, rights offerings, or combinations of Class A Common Stock.

If the Preferred Stock has not automatically converted into Class A Common Stock on or before October 1, 2022, then each holder of Preferred Stock will be entitled to receive dividends at an annual rate of 8% of the initial liquidation preference per share from the date of issuance. If a cash dividend is not declared and paid on any dividend payment date, then the liquidation preference per share of Preferred Stock will be increased by the amount of the unpaid dividend.

Earthstone will be required to redeem all of the outstanding shares of Preferred Stock if the Preferred Stock has not been converted into Class A Common Stock on or before November 22, 2025.

Except as expressly required by law, the holders of Preferred Stock have no voting rights, including the right to elect directors, and their consent is not required for taking corporate action.

The foregoing description of the amendment to Earthstone’s certificate of incorporation is qualified in its entirety by reference to the full text of the Certificate of Designations, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On April 14, 2022, as part of the closing of the SPA, the Board approved an amendment (the “Amendment”) to Earthstone’s Code of Business Conduct and Ethics which provides Post Oak and its affiliates (“Post Oak Entities”) with a waiver of certain corporate opportunities in other investments by Post Oak Entities. The Amendment was agreed to in connection with the Voting Agreement.

The foregoing description of the Code is qualified in its entirety by reference to the full text of the Code included with this Current Report on Form 8-K as Exhibit 14 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 14, 2022, Earthstone issued a press release announcing the consummation of the transactions contemplated in the Purchase Agreement and the SPA. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by this Item 9.01 and Regulation S-X will be filed by an amendment to this Form 8-K. The amendment will be filed with the SEC no later than 71 calendar days after the date this Form 8-K is required to be filed with the SEC.

(b) Pro forma financial information.

The pro forma financial information required by this Item 9.01 and Regulation S-X will be furnished by an amendment to this Form 8-K. The amendment will be filed with the SEC no later than 71 calendar days after the date this Form 8-K is required to be filed with the SEC.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
2.1*	Purchase and Sale Agreement dated January 30, 2022, by and among Earthstone Energy, Inc., Earthstone Energy Holdings, LLC and Bighorn Asset Company, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant with the SEC on February 2, 2022).
3.1	Certificate of Designation, Preferences, Rights and Limitations of the Series A Convertible Preferred Stock.
10.1*	Securities Purchase Agreement dated as of January 30, 2022, by and among Earthstone Energy, Inc. and the purchasers set forth therein (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Registrant with the SEC on February 2, 2022).
10.2	Registration Rights Agreement dated April 14, 2022, by and among Earthstone Energy, Inc. and Bighorn Permian Resources, LLC.
10.3	Registration Rights Agreement dated April 14, 2022, by and among Earthstone Energy, Inc., EnCap Energy Capital Fund XI, L.P. and Cypress Investments, LLC.
10.4	Lock-up Agreement dated April 14, 2022, by and between Earthstone Energy, Inc. and Bighorn Permian Resources, LLC.
10.5
Voting Agreement dated as of April 14, 2022, by and among Earthstone Energy, Inc., Cypress Investments, LLC, EnCap Investments L.P., Warburg Pincus Private Equity (E&P) XI-A, L.P., Warburg Pincus XI (E&P) Partners-A, L.P., WP IRH Holdings, L.P., Warburg Pincus XI (E&P) Partners-B IRH, LLC, Warburg Pincus Energy (E&P)-A, L.P., Warburg Pincus Energy (E&P) Partners-A, L.P., Warburg Pincus Energy (E&P) Partners-B IRH, LLC, WP Energy Partners IRH Holdings, L.P., WP Energy IRH Holdings, L.P., WP Energy Chisholm Holdings, L.P., WP Energy Partners Chisholm Holdings, L.P., Warburg Pincus Energy (E&P) Partners-B Chisholm, LLC, Warburg Pincus Private Equity (E&P) XII (A), L.P., WP XII Chisholm Holdings, L.P., Warburg Pincus XII (E&P) Partners-2 Chisholm, LLC, Warburg Pincus Private Equity (E&P) XII-D (A), L.P., Warburg Pincus Private Equity (E&P) XII-E (A), L.P., Warburg Pincus XII (E&P) Partners-1, L.P., and WP XII (E&P) Partners (A), L.P.

10.6	Second Amended and Restated Limited Liability Company Agreement of Earthstone Energy Holdings, LLC dated April 14, 2022.
10.7	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed by the Registrant with the SEC on December 29, 2014).
14	Code of Business Conduct and Ethics.
99.1	Press Release dated April 14, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules, annexes or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K, but will be furnished supplementally to the SEC upon request.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date:	April 18, 2022	By:	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President - Accounting and Administration